UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


             Date  of  Report  (Date  of  earliest event reported):
                                February 25, 2000



                           Exigent International, Inc.
             (Exact name of Registrant as specified in its charter)



            Delaware                       333-5733               59-3379927
(State or other jurisdiction of          (Commission           (I.R.S. Employer
incorporation or organization)           File Number)        Identification No.)



              -----------------------------------------------------



                                 1225 Evans Road
                          Melbourne, Florida 32904-2314
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                  321-952-7550

Item 5.  Other Events

         On February 25, 2000, Exigent International, Inc. announced it had re-evaluated its intangible assets and as a result will take one-time, non-cash charges totaling approximately $1.4 million for the fourth quarter and full-year of 1999. The text of the press release is attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits

(c)      The following documents are furnished as exhibits to this report:

Exhibit                                                                    Page
Number            Description                                             Number
-------           -----------                                             ------
    99            Press Release of the Registrant,                          4
                  dated February 25, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 Exigent International, Inc.
Dated:
February 28, 2000                By:    /s/ B.R. Smedley
                                    -------------------------------------------
                                 B.R. "Bernie" Smedley, Chief Executive Officer